                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 9, 2001

                            CHEVY CHASE BANK, F.S.B
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        United States                   333-36242             52-0897004
-------------------------------      ----------------     -------------------
(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
        Incorporation)                   Number)          Identification No.)

    8401 Connecticut Avenue                                     20815
  Chevy Chase, Maryland 20815                                 ----------
(Address of Principal Executive                               (Zip Code)
           Offices)

Registrant's telephone number, including area code  (301) 986-7000
                                                    ---------------
                                   No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 7. Financial Statements, Pro Forma Financial Information and
        ---------------------------------------------------------
        Exhibits.
        ---------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:


        8.1  Opinion of Dewey Ballantine LLP regarding certain tax matters.

       23.1  Consent of Arthur Andersen LLP, independent accountants.

       25.1  Form T-1 Statement of Eligibility.


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                                  SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                    CHEVY CHASE BANK, F.S.B., on behalf of Chevy Chase Auto Receivables Trust 2001-1

                    Registrant



                    By:    /s/ Mark A. Holles
                           -------------------
                    Name:  Mark A. Holles
                    Title: Group Vice President


Dated:  March 9, 2001


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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.             Description
-----------             -----------
Exhibit  8.1            Opinion of Dewey Ballantine LLP regarding certain tax
                        matters.

Exhibit 23.1            Consent of Arthur Andersen LLP, independent accountants.

Exhibit 25.1            Form T-1 Statement of Eligibility